EXHIBIT 31

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Stanislaw R. Burzynski, certify that:

1.                                       I have reviewed this annual report on Form 10-KSB of Burzynski Research Institute, Inc. (“BRI”);

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of BRI as of, and for, the periods presented in this report;

4.                                       I am the registrant’s only certifying officer, and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for BRI and have:

(a)                                  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to BRI, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)                                 Evaluated the effectiveness of BRI’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the this report based on such evaluation; and

(c)                                  Disclosed in this report any change in BRI’s internal control over financial reporting that occurred during BRI’s most recent fiscal quarter (BRI’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, BRI’s internal control over financial reporting;

5.                                       I am BRI’s only certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to BRI’s auditors and BRI’s board of directors (or persons performing the equivalent functions of an audit committee):

(a)                                  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect BRI’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in BRI’s internal control over financial reporting,

Date: May 28, 2004	/s/ Stanislaw R. Burzynski
Stanislaw R. Burzynski
President, Secretary,
Treasurer (Chief Financial Officer), and Chairman of the Board of Directors